Exhibit 10.7

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement is made as of this 30 day of June, 2004 by and among

TUESDAY MORNING CORPORATION, a Delaware corporation, and

the GUARANTORS party to the Credit Agreement, and

each of the REVOLVING CREDIT LENDERS party to the Credit Agreement, and

FLEET NATIONAL BANK, as the issuer of Letters of Credit and as Administrative Agent for the Revolving Credit Lenders; and

FLEET NATIONAL BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Lead Arrangers for the Tranche B Revolving Credit Extensions; and

WELLS FARGO BANK, N.A., as Syndication Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

A.            Reference is made to the Credit Agreement (as amended and in effect, the “Credit Agreement”) dated as of September 27, 2002 by and between, among others, the Borrower, the Guarantors, the Revolving Credit Lenders, and the Administrative Agent.

B.            The Borrower, the Guarantors, the Revolving Credit Lenders, and the Administrative Agent desire to modify and amend certain provisions of the Credit Agreement.

Accordingly, the Administrative Agent, the Revolving Credit Lenders, the Borrower and the Guarantors agree as follows:

1.                                       Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.                                       Amendments to Section 1 of the Credit Agreement.  The provisions of Section 1 of the Credit Agreement are hereby amended as follows:

a.                                       By deleting the definitions of “Increased Facility Amount”  and “New Lenders” in their entirety.

b.                                      By amending the definition of “Applicable Margin” by adding the following after the words “shall be” in the first line thereof:

, as to Tranche A Revolving Credit Loans, only,

c.                                       By amending the definition of “Applicable Revolving Credit Fee Percentage” by adding the following after the words “shall mean”: in the first line thereof:

                , as to Tranche A Revolving Credit Loans, only,

d.                                      By amending the definition of “Borrowing Base” to add the following after the words “Availability Reserves” at the end thereof:

plus (iii) during the Overadvance Period only, the Overadvance.

e.                                       By deleting the definition of “Revolving Credit Commitment” in its entirety and substituting the following in its stead:

“Revolving Credit Commitment” shall mean for each Revolving Credit Lender, the sum of its Tranche A Revolving Commitment and Tranche B Revolving Commitment.

f.                                         By deleting the definition of “Revolving Credit Commitments” in its entirety and substituting the following in its stead:

“Revolving Credit Commitments” shall mean the aggregate sum of the Revolving Credit Commitment of all of the Revolving Credit Lenders. The aggregate principal amount of the Revolving Credit Commitments as of June 30, 2004 is $215,000,000.

g.                                      By deleting the definition of “Revolving Credit Lenders” in its entirety and substituting the following in its stead:

“Revolving Credit Lenders” shall mean, collectively, Tranche A Revolving Lenders and Tranche B Revolving Lenders.

h.                                      By deleting the definition of “Revolving Credit Loans” in its entirety and substituting the following in its stead:

“Revolving Credit Loans” shall mean, collectively, Tranche A Revolving Credit Loans and Tranche B Revolving Credit Loans.

i.                                          By amending the definitions of “Unutilized Revolving Credit Commitment” by adding the following after the words “shall mean”: in the first line thereof:

, as to Tranche A Revolving Credit Loans, only,

j.                                          by adding the following new definitions in appropriate alphabetical order:

i.                                          “Overadvance” means (x) during the Overadvance Period, an amount not to exceed the aggregate Tranche B Revolving Commitments outstanding but in no event in excess of $55,000,000, and (y) $0 after the expiration of the Overadvance Period.

ii.                                       “Overadvance Period” shall mean the period from June 30, 2004 through and including March 31, 2005.

iii.                                    “Tranche” means, when used in reference to any Revolving Credit Loan, refers to whether such Revolving Loan is a Tranche A Revolving Credit Loan or a Tranche B Revolving Credit Loan.

iv.                                   “Tranche A Revolving Commitment” means, with respect to each Tranche A Revolving Lender, the commitment of such Tranche A Revolving Lender set forth as its Tranche A Revolving Commitment opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.05.

v.                                      “Tranche A Revolving Commitment Percentage” means, with respect to each Tranche A Revolving Lender, the percentage of the Tranche A Revolving Commitments of such Tranche A Revolving Lender hereunder set forth opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time.

vi.                                   “Tranche A Revolving Credit Extensions” means, as of any date, the sum of (a) the amount of all Tranche A Revolving Credit Loans outstanding, and (b) the amount of the Letters of Credit Liability outstanding.

vii.                                “Tranche A Revolving Lender” means each Person having a Tranche A Revolving Commitment as set forth in Annex A hereto or in the Notice of Assignment by which it becomes a Revolving Credit Lender.

viii.                             “Tranche A Revolving Credit Loans” means all Revolving Credit Loans at any time made by a Tranche A Revolving Lender pursuant to Section 2.1.

ix.                                     “Tranche B Interest Rate” means, initially, with respect to Alternate Base Rate Loans, the Alternate Base Rate plus 0% per annum and with respect to LIBOR Loans, the LIBOR Rate plus 2.00% per annum. If for five (5) consecutive Business Days commencing September 1, 2004, (i) (A) the aggregate amount of all Revolving Credit Loans outstanding, and (B) the amount of the Letters of Credit Liability outstanding is less than or equal to the Borrowing Base (without giving effect to the Overadvance), the Tranche B Interest Rate shall be reduced one Business Day after the Borrower’s written request, with respect to Alternate Base Rate Loans, to the Alternate Base Rate plus 0% per annum and, with respect to LIBOR Loans, to the LIBOR Rate plus 1.75% per annum, or (ii) (A) the aggregate amount of all Revolving Credit Loans outstanding, and (B) the amount of the Letters of Credit Liability outstanding is less than or equal to 75% of the Borrowing Base (without giving effect to the Overadvance), the Tranche B Interest Rate shall be reduced one Business Day after the Borrower’s written request, with respect to Alternate Base Rate Loans, to the Alternate Base Rate plus 0% per annum and, with respect to LIBOR Loans, to the LIBOR Rate plus 1.50% per annum, or (iii) (A) the aggregate amount of all Revolving Credit Loans outstanding, and (B) the amount of the Letters of Credit Liability outstanding is less than or equal to 50% of the Borrowing Base (without giving effect to the Overadvance), the Tranche B Interest Rate shall be reduced one Business Day after the Borrower’s written request, to the Alternate Base Rate or the LIBOR Rate, as applicable, plus in each case, the Applicable Margin.

x.                                        “Tranche B Payment Condition” means that at the time of any payment of the principal of the Tranche B Credit Extensions and after giving effect thereto, the outstanding Tranche A Revolving Credit Extensions shall not exceed 50% of the then Borrowing Base (without giving effect to the Overadvance).

xi.                                     “Tranche B Revolving Commitment” means, with respect to each Tranche B Revolving Lender, the commitment of such Tranche B Revolving Lender set forth as its Tranche B Revolving Commitment opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.05.

xii.                                  “Tranche B Revolving Commitment Percentage” means, with respect to each Tranche B Revolving Lender, the percentage of the Tranche B Revolving Commitments of such Tranche B Revolving Lender hereunder set forth opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time.

xiii.                               “Tranche B Revolving Credit Extensions” means, as of any date, the amount of all Tranche B Revolving Credit Loans outstanding.

xiv.                              “Tranche B Revolving Lender” means each Person having a Tranche B Revolving Commitment as set forth in Annex A hereto or in the Notice of Assignment by which it becomes a Revolving Credit Lender.

xv.                                 “Tranche B Revolving Credit Loans” means all Revolving Credit Loans at any time made by a Tranche B Revolving Lender pursuant to Section 2.1.

3.                                       Amendments to Section 2 of the Credit Agreement.  The provisions of Section 2 of the Credit Agreement are hereby amended as follows:

a.                                       The provisions of Section 2.1(a)(i) of the Credit Agreement are hereby amended as follows:

i.                                          by adding the words “Except as provided in Section 2.2 hereof with respect to the Tranche B Revolving Lenders,” at the beginning of such Section.

ii.                                       By adding the following at the end thereof:

In no event shall a Tranche A Revolving Lender be obligated to fund the Overadvance portion of the Borrowing Base.

b.                                      The provisions of Section 2.1(a)(ii) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(ii)   Intentionally Omitted.

c.                                       The provisions of Section 2.1(b) of the Credit Agreement are hereby amended to provide that all references therein to “Revolving Credit Lender” shall mean and refer to “Tranche A Revolving Lender.”

d.                                      The provisions of Section 2.2 of the Credit Agreement are hereby amended as follows:

i.                                          By adding the words “Subject to the provisions of the following paragraph,” at the beginning of the third sentence of the first paragraph.

ii.                                       by adding the following new paragraph:

Notwithstanding anything to the contrary herein contained, all Revolving Credit Loans shall be Tranche A Revolving Credit Loans unless and until the Borrower requests that a Tranche B Revolving Credit Loan be made.  After each such request, the Tranche B Revolving Lenders shall lend, subject to the terms and conditions herein set forth (including, without limitation, in Section 7) an amount equal to $5,000,000, or such greater amount as the Borrower may request.  In no event shall the Tranche B Revolving Lenders be obligated to make Tranche B Revolving Credit Loans (x) on or after March 31, 2005, (y) in excess of their respective Tranche B Revolving Commitment or (z) if the limitations contained in Section 2.1(a)(i) would be breached.

e.                                       The provisions of Section 2.3 of the Credit Agreement are hereby amended as follows:

i.                                          to provide that all references therein to “Revolving Credit Lender” shall mean and refer to “Tranche A Revolving Lender.”

ii.                                       to delete the words “(based on the Revolving Credit Commitments)” in the 11th and 13th lines thereof and substituting the following in its stead:

                (based on the Tranche A Revolving Commitments)

iii.                                    to delete the words “Revolving Credit Commitment” in the 14th line thereof and substituting the words “Tranche A Revolving Commitment” in its stead.

iv.                                   to delete the words “Revolving Credit Commitment” in clause (b) thereof and substituting the words “Tranche A Revolving Commitment” in its stead.

v.                                      to delete the words “Revolving Credit Commitment Percentage” in clauses (b), (c), (d) and (f) thereof and substituting the words “Tranche A Revolving Commitment Percentage” in its stead.

f.                                         The provisions of Section 2.5(c) of the Credit Agreement are hereby amended by deleting the provisions thereof and substituting the following in its stead:

(c)   Borrower shall have the right at any time to terminate the Tranche B Revolving Commitments.  Upon such termination (and the repayment of the Tranche B Credit Extensions in accordance with the provisions of this Agreement), all obligations and rights (except those rights, but not obligations, which expressly survive such termination) of the Tranche B Revolving Lenders to the Borrower , the Agent and the other Lenders shall be terminated.

g.                                      The provisions of Section 2.6 of the Credit Agreement are hereby amended as follows:

i.                                          to provide that all references therein to “Revolving Credit Lender” in Section 2.6(a) shall mean and refer to “Tranche A Revolving Lender.”

ii.                                       by adding the words “as amended and in effect” at the end of Section 2.6(b).

iii.                                    by adding the following new clause (d):

(d)  On the effective date of the Second Amendment to this Agreement, the Borrowers shall pay to the Administrative Agent, for the account of the Tranche A Revolving Lenders who consent to such Second Amendment, (i) an amendment fee in an amount equal to 0.07% of each such Tranche A Revolving Lender’s Tranche A Revolving Commitment immediately preceding the effectiveness of the Second Amendment to this Agreement, and (ii) an incremental fee in an amount equal to 0.20% of the difference, if any, between such Tranche A Revolving Lender’s Tranche A Revolving Commitment immediately subsequent to the effectiveness of the Second Amendment to this Agreement and such Tranche A Revolving Lender’s Tranche A Revolving Commitment immediately preceding the effectiveness of the Second Amendment to this Agreement.  Such fees shall be fully earned on the effective date of the Second Amendment and will not be subject to refund or rebate under any circumstance.

h.                                      The provisions of Section 2.10 of the Credit Agreement are hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding the foregoing, the Borrower may not repay all or any portion of the Tranche B Credit Extensions except as provided in Sections 2.11 or 2.13 hereof.  Any portion of the Tranche B Credit Extensions which are so repaid may not be reborrowed.

i.                                          The provisions of Section 2.11(a) of the Credit Agreement are hereby amended as follows:

i.                                          By deleting the words “Revolving Credit Loans” in clause second and substituting the words “Tranche A Revolving Credit Loans” in their stead.

ii.                                       By adding the following after clause third:

fourth, to Tranche B Revolving Credit Extensions.

j.                                          The provisions of Section 2.11 are hereby amended by adding the following new paragraph at the end thereof:

(c)   As long as the Tranche B Payment Condition is satisfied, the Borrowers may repay the Tranche B Credit Extensions until all such Tranche B Credit Extensions have been repaid in full. Any portion of the Tranche B Credit Extensions which are so repaid may not be reborrowed.

k.                                       The provisions of Section 2.13 of the Credit Agreement are hereby amended to add the following sentence at the end thereof:

All payments made to comply with the provisions of this Section 2.13, except to the extent permitted in accordance with the Tranche B Payment Condition, shall first be applied to Tranche A Revolving Credit Loans and thereafter to Tranche B Revolving Credit Loans.

4.                                       Amendments to Section 3 of the Credit Agreement.  The provisions of Section 3 of the Credit Agreement are hereby amended as follows:

a.                                       The provisions of Section 3.2(a) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(a)(i)        Borrower hereby promises to pay to the Administrative Agent for the account of each Tranche A Revolving Lender interest on the unpaid principal amount of each Tranche A Revolving Credit Loan made by such Tranche A Revolving Lender for the period from and including the date of such Tranche A Revolving Credit Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

(A)  during such periods as such Tranche A Revolving Credit Loan is an Alternate Base Rate Loan, the Alternate Base Rate (as in effect from time to time), plus the Applicable Margin and

(B)  during such periods as such Tranche A Revolving Credit Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period, plus the Applicable Margin.

(ii)           Borrower hereby promises to pay to the Administrative Agent for the account of each Tranche B Revolving Lender interest on the unpaid principal amount of each Tranche B Revolving Credit Loan made by such Tranche B Revolving Lender for the period from and including the date of such Tranche B Revolving Credit Loan to but excluding the date such Loan shall be paid in full, at the Tranche B Interest Rate, as applicable.

b.                                      The provisions of Section 3.2(b) of the Credit Agreement are hereby amended by adding the words “or Tranche B Interest Rate” after the words “and/or LIBOR Loans” in the fifth line thereof.

5.                                       Amendments to Section 4 of the Credit Agreement.  The provisions of Section 4.4 are hereby amended by adding the words “prepayments of the Tranche B Credit Extensions as permitted herein” immediately after the words “Section 5.4” in the second line thereof.

6.                                       Amendments to Section 9 of the Credit Agreement.  The provisions of Section 9 of the Credit Agreement are hereby amended as follows:

a.                                       The provisions of Section 9.1(j)(ii) are hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, for the weeks ending July 10, 2004 through August 28, 2004, Borrower shall deliver a Borrowing Base Certificate no later than 12:00 noon CST on the third Business Day after the end of each week, as of the last Saturday of the immediately preceding week; if Borrower fails to deliver any such Borrowing Base Certificate within three (3) Business Days after the end of any such week, then the Borrowing Base shall be deemed to be $0 until such time as Borrower shall deliver such required Borrowing Base Certificate.

b.                                      The provisions of Section 9.10(c)(i) of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their stead:

(i)            the amount of all such repurchases, redemptions, other acquisitions and Dividend Payments shall not exceed, in the aggregate, $60,000,000 in each of fiscal years 2004 and 2005 and shall not exceed, in the aggregate, $15,000,000 for the fiscal quarter ending March 31, 2006;

c.                                       The provisions of Section 9.10(c)(iii) of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their stead:

(iii)          within 10 Business Days after the end of each calendar month, Borrower shall deliver to the Administrative Agent an Officers’ Certificate stating compliance with this Section 9.10(c) as of the end of the immediately preceding month.

7.                                       Amendment to Section 12 of the Credit Agreement.  The provisions of Section 12.4(a) of the Credit Agreement are hereby amended by adding the following new clause at the end thereof:

(viii)        without limiting, and in addition to, the foregoing, no amendment, modification, supplement or waiver shall make any change to the definitions of “Overadvance”, “Overadvance Period”, “Tranche B Payment Condition”, or the provisions of Sections 2.2, 2.10, 2.11(c) or 2.13, or, except as provided in the definition thereof, reduce the Tranche B Interest Rate, without the consent of all of the Tranche B Lenders.

8.                                       Amendment to Annex A and Exhibits.  Annex A and Exhibits A-1, C-2, and H to the Credit Agreement are hereby deleted in its entirety and a new Annex A and new Exhibits A-1, C-2, and H in the form attached hereto are substituted in its stead.

9.                                       Conditions Precedent to Effectiveness.  This Second Amendment shall not become effective unless and until each of the following conditions precedent have been satisfied:

a.                                       This Second Amendment shall have been duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, and each of the Revolving Credit Lenders.  The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.                                      The Borrower shall have paid to the Administrative Agent all fees and expense reimbursement required hereby and under the Fee Letter, as amended this date.

c.                                       No Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to the execution of this Second Amendment.

d.                                      The Borrower and each Guarantor shall have provided such additional opinions, instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested, including without limitation those described on Exhibit “9d” to this Second Amendment.

10.                                 Miscellaneous.

a.                                       This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.                                      This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.                                       Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

d.                                      The Borrower shall pay on demand all costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

e.                                       The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower’s selection in connection with this Second Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Second Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

TUESDAY MORNING CORPORATION

By:	/s/ Terry Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

TUESDAY MORNING, INC.

By:	/s/ Terry Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

FRIDAY MORNING, INC.

By:	/s/ Terry Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

DAYS OF THE WEEK, INC.

By:	/s/ Terry Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

TUESDAY MORNING PARTNERS, LTD.

By:	Days of the Week, Inc., its General Partner

By:	/s/ Terry Crump
Name:	Terry L. Crump
Title:	Vice President, Finance

NIGHTS OF THE WEEK, INC.

By:	/s/ Susan C. Johnson
Name:	Susan C. Johnson
Title:	President

TMI HOLDINGS, INC.

By:	/s/ Susan C. Johnson
Name:	Susan C. Johnson
Title:	President

FLEET NATIONAL BANK, as Administrative Agent and Issuing Lender

By:	/s/ Betsy Ratto
Name:	Betsy Ratto
Title: Managing Director

REVOLVING CREDIT LENDERS

FLEET NATIONAL BANK, as a Revolving Credit Lender and Co-Lead Arranger for Tranche B Revolving Credit Extensions

By:	/s/ Betsy Ratto
Name:	Betsy Ratto
Title: Managing Director

WELLS FARGO BANK, N.A., as a Revolving Credit Lender and Syndication Agent

By:	/s/ Jason Weighter
Name:	Jason Weighter
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and Documentation Agent

By:	/s/ Keith Cable
Name:	Keith Cable
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and Documentation Agent

By:	/s/ David Higbee
Name:	David Higbee
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and Co-Lead Arranger for Tranche B Revolving Credit Extensions

By:	/s/ Susan T. Vitale
Name:	Susan T. Vitale
Title: Vice President

BANK LEUMI USA, as a Revolving Credit Lender

By:	/s/ Joung Hee Hong
Name:	Joung Hee Hong
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Amanda J. van Heyst
Name:	Amanda J. van Heyst
Title: Duly Authorized Signatory

NATIONAL CITY BANK, as a Revolving Credit Lender

By:	/s/ Michael J. Durbin
Name:	Michael J. Durbin
Title: Senior Vice President

PB CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Christopher J. Ruzzi / Jeffrey N. Frost
Name:	Christopher J. Ruzzi / Jeffrey N. Frost
Title: Vice President / Managing Director

ANNEX A

TUESDAY MORNING CORPORATION ALLOCATIONS

Revolving Credit Lender	Tranche A Revolving Commitment	Tranche A Revolving Commitment Percentage	Tranche B Revolving Commitment	Tranche B Revolving Commitment Percentage	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Fleet National Bank	35,555,555.56	22.22%	18,333,333.33	33.33%	53,888,888.89	25.06%
Wells Fargo Bank, N.A.	28,444,444.44	17.78%	18,333,333.33	33.33%	46,777,777.78	21.76%
LaSalle Bank National Association	18,888,888.89	11.81%	18,333,333.33	33.33%	37,222,222.22	17.31%
U.S. Bank National Association	17,777,777.78	11.11%	—		17,777,777.78	8.27%
Wachovia Bank, National Association	17,777,777.78	11.11%	—		17,777,777.78	8.27%
Bank Leumi USA	9,000,000.00	5.63%	—		9,000,000.00	4.19%
General Electric Capital Corporation	11,777,777.78	7.36%	—		11,777,777.78	5.48%
National City Bank	11,777,777.78	7.36%	—		11,777,777.78	5.48%
PB Capital Corporation	9,000,000.00	5.63%	—		9,000,000.00	4.19%
	160,000,000.00	100.00%	55,000,000.00	100.00%	215,000,000.00	100.00%